UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

DIVERSA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29173	22-3297375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Directors Place, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(858) 526-5000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Gary W. Noon, 50, has been appointed Senior Vice President, Pharmaceuticals of Diversa Corporation (the “Company”), effective November 15, 2004. In connection therewith, the Company and Mr. Noon executed an employment offer letter, dated October 11, 2004, which provides for the employment of Mr. Noon on an at-will basis as Senior Vice President, Pharmaceuticals of the Company at a monthly salary of $25,000. Mr. Noon is also eligible for a maximum annual bonus payout of up to 45% of his base salary, beginning in 2005. On November 15, 2004, Mr. Noon will be granted an option to purchase 120,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value of Diversa’s common stock on the date of grant. The option has a 10-year term, with 25% of the shares vesting after one year and 6.25% of the shares vesting each quarter thereafter, so long as Mr. Noon continues to be employed by the company. Mr. Noon’s option will be governed by the Company’s 1997 Equity Incentive Plan. Mr. Noon is also eligible to participate in the Company’s benefits programs, 401(k) plan and employee stock purchase plan once he has satisfied any applicable eligibility criteria.

Mr. Noon joins Diversa from IMS Health, where he most recently served as President of IMS Health U.S. from October 2000 to October 2004, and was responsible for leading a diverse team of pharmaceutical industry consultants, market researchers, and marketers and developed a rapidly growing business in the U.S. Prior to IMS Health, Mr. Noon was with Pfizer/Warner Lambert from October 1999 to October 2000, where he was responsible for taking pharmaceutical products from the discovery research phase to commercial introduction.

A copy of the press release announcing Mr. Noon’s appointment as the Company’s Senior Vice President, Pharmaceuticals is attached as Exhibit 99.2, hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Employment Offer Letter, dated October 11, 2004, between the Company and Gary W. Noon

99.2	Press release of Diversa Corporation dated October 21, 2004 announcing the appointment of Gary W. Noon as Senior Vice President, Pharmaceuticals of the Company.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSA CORPORATION

Dated: October 21, 2004	By:	/s/ Edward Shonsey
	Name:	Edward Shonsey
	Title:	Executive Vice President, Internal Development and Chief Financial Officer

3.

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Employment Offer Letter, dated October 11, 2004, between the Company and Gary W. Noon

99.2	Press release of Diversa Corporation dated October 21, 2004 announcing the appointment of Gary W. Noon as Senior Vice President, Pharmaceuticals of the Company.

4.